CONTACT US

FIRM APPROACH **AETOS** CAPITAL SOLUTIONS TEAM



Providing Customized Investment Solutions

For Global Institutions Across Traditional and
Alternative Strategies Since 2001

http://www.aetoscapital.com/#home_banner



Overview

Aetos Capital ("Aetos") provides customized portfolio solutions to institutional investors. Our investment professionals bring deep experience across a broad range of asset classes including hedge funds, public and private equity, credit and real estate. As dedicated fiduciaries, we employ a disciplined approach to asset allocation, manager selection, and portfolio construction that emphasizes comprehensive risk management at every step.

At Aetos, we are committed to providing our clients with exceptional service that is highly customized to meet their long-term investment goals. To this end, we remain a wholly independently-owned, SEC-registered investment advisor[1] with offices in New York and California. Since inception, we have grown steadily and organically to become the multi-billion dollar firm we are today.

---

[1] SEC registration does not imply in any manner whatsoever that Aetos has been sponsored, recommended, or approved, or that its abilities or qualifications have in any respect been passed upon by the United States or any agency or any office thereof.



History

Aetos was founded in 2001 by Anne Casscells, formerly the Chief Investment Officer of the Stanford Management Company, and Michael Klein, formerly the President of Morgan Stanley's institutional funds business. With decades of deep capital markets and related fiduciary experience, our founding partners and broader team bring together a unique and complementary set of talents and skills.

Aetos was founded on the premise of working with institutions to create best-in-class investment programs, complementing their internal resources. Our goal is to provide a solution for institutions to invest in a superior risk-adjusted way, as well as to serve as an extension of our clients' staff, seeking to provide high-touch service and to serve as a trusted partner.



Core Principles

Placing the interests of our clients first is central to Aetos' corporate culture, which is built upon the following core principles:

- Commit to excellence and to the highest levels of professionalism and ethical standards
- Implement investment strategies aimed to delivering superior risk-adjusted returns to our investors
- Maintain a dynamic and entrepreneurial work environment where individual contributions are valued and encouraged
- Preserve independent ownership that aligns our interests with our clients'
- Place our clients' interests first, without actual or apparent conflicts
- Foster an investment culture that is fundamental, patient, intellectually rigorous and honest, and promotes long-term client partnerships
- Value and promote a culture of corporate responsibility, sustainability, diversity and integrity
- Create long-term value for clients and attractive opportunities for our employees



Advantage

Below are four key factors that we believe differentiate Aetos from our peers:

Fiduciary Perspective
Aetos' Co-Founder Anne Casscells brings a unique perspective to investing, having previously served as Chief Investment Officer of Stanford Management Company. Our senior investment professionals also average more than 20 years of hedge fund investing experience as fiduciaries, in addition to deep capital markets expertise across asset classes, securities, and investment strategies.

Knowledge Sharing/"Extension of Staff"
At Aetos, we pride ourselves on the high level of knowledge transfer with our clients' investment staffs, whereby individuals have access to senior Aetos investment leadership. In addition to portfolio details, we share economic and market insights across traditional and alternative strategies, as well as provide training and education on best practices across areas such as strategy allocation, investment and operational due diligence, and risk management.

Significant Investor in Hedge Funds and Other Alternative Investment Strategies
Aetos is large enough to access the most sought-after hedge funds, yet nimble enough to identify unique alpha sources and make investments of meaningful size. Our size and industry stature often enable us to negotiate favorable terms on behalf of clients.

Customized Investment Solutions
Creating customized portfolios is in Aetos' DNA, starting with our first portfolio in 2001. Currently, approximately 80% of our current assets under management are in highly customized mandates, including multi-strategy and specialty portfolios structured according to our clients' investment needs.



Building portfolios that seek to preserve capital and maximize alpha

At Aetos, we take a differentiated approach to identifying the fundamental sources of alpha, driven by our understanding of the nature of market inefficiencies and the potential rewards for providing liquidity. We leverage this understanding to construct portfolios that are designed to preserve capital and maximize alpha generation over a wide range of market environments.

Our approach is both long-term and tactical. We make core allocations to our highest-conviction managers that we believe are best-equipped to navigate through market cycles. At the same time, our research team identifies developments in financial and economic conditions that create near-term investment opportunities, allowing us to make adjustments to our clients' portfolios in the context of their longer-term goals.

Approach
Investment Process

Investment Process

Aetos implements a fundamentally-based investment process, coupled with a disciplined approach to strategy allocation, manager selection and portfolio monitoring. Risk management is incorporated throughout every step of our investment process, and is an integral component of manager evaluation and portfolio construction from start to finish.

Strategy Allocation

- Analyze fundamental data and capital market trends to assess relative attractiveness of various investment strategies
- Anticipate shifts in public policy (including fiscal and monetary policy) and determine potential impacts on investor portfolios
- Perform in-depth primary research on high-priority topics to form timely and differentiated views on market themes

Manager Evaluation and Selection

- Combine qualitative and quantitative analysis of managers to assess competitive advantage and ability to generate alpha
- Engage managers at multiple levels of seniority and responsibility (holistic team perspective)
- Perform extensive diligence on managers' operational, business and legal infrastructures
- Employ proprietary and third-party reference check systems

Portfolio Construction

- Construct diversified, high-conviction portfolios using "core/satellite/opportunistic" model, aiming to be relatively concentrated by manager and well-diversified by strategy
- Tailor portfolio exposures specifically to client objectives
- Utilize constrained mean-variance optimization techniques, stress tests and VaR analyses

Manager and Portfolio Monitoring

- Perform detailed monthly reviews of manager performance, positions, and risk exposures based on quantitative data and regular conversations with managers
- Assess material operational developments through continuous monitoring
- Supplement monthly manager reviews with comprehensive formal updates on an annual basis



Tailored investment solutions that underscore our commitment to clients

Aetos was founded on the principle of acting as an extension of our clients' staff. We partner with clients by providing customized solutions across a range of services to meet their specific investment needs. This commitment to our clients stems from our founders' experience managing assets in a fiduciary capacity, instilling in our professionals an appreciation and understanding of our clients' perspectives and expectations.



Solutions
Registered Commingled Funds
Customized Solutions
Ancillary Services
Outsourced CIO

Registered Commingled Funds

Aetos offers strategy-specific commingled hedge funds of funds ("Aetos Funds"), which are SEC-registered closed-end investment companies under the Investment Company Act of 1940. We create customized portfolios for clients by tactically allocating to the Aetos Funds in order to accommodate specific exposure, return and volatility targets. We also offer offshore funds that invest directly into the SEC-registered Aetos Funds for US tax-exempt and Non-US investors.

SEC registration does not imply in any manner whatsoever that the Aetos Funds have been sponsored, recommended, or approved, or that their abilities or qualifications have in any respect been passed upon by the United States or any agency or any office thereof. *Prospective investors should consider the investment objectives, risks and charges and expenses of the Aetos Funds carefully before investing. The prospectus contains this and other information. Please call 212-201-2540 to request a prospectus and read it carefully before investing.*

CONTACT US

FIRM APPROACH **AETOS** CAPITAL SOLUTIONS TEAM



Solutions
Registered Commingled Funds
Customized Solutions
Ancillary Services
Outsourced CIO

Customized Solutions

Aetos offers customized separate account portfolios, which are composed of direct investments with underlying managers. We work with clients on a variety of different mandates, including both multi-strategy and specialty mandates such as opportunistic credit, tactical trading, activist and real estate, among others. Separate accounts can either be structured as a fund-of-one owned by the client or as a collection of direct investments in a client's name.

http://www.aetoscapital.com/our-solutions/



Ancillary Services

As knowledge sharing and acting as an extension of a client's staff is a hallmark of our firm, we partner with clients by providing a variety of ancillary services. For clients seeking this level of interaction, we create partnerships that are flexible and comprehensive with a defined set of deliverables based on a client's requirements. Our knowledge sharing can encompass non-discretionary assistance with direct investments, risk aggregation across a client's entire program, as well as staff and board education. We also employ our broad operational, accounting and legal expertise to provide a variety of back office and business support functions as part of our investment management services.



Solutions
Registered Commingled Funds
Customized Solutions
Ancillary Services
Outsourced CIO

Outsourced CIO

Since 2003, Aetos has offered full portfolio and asset class-specific outsourced services. We work with clients to define and review investment objectives and policies, develop appropriate asset allocations, evaluate and select investment managers across a diversified range of traditional and alternative asset classes, as well as manage liquidity needs, risk tolerances, liabilities and spending requirements.